                                                             Form 10-K
                                                             Year-Ended 12/31/97
                                                             Exhibit 21


                SUBSIDIARIES OF R. R. DONNELLEY & SONS COMPANY
                             (As of March 2, 1998)

Subsidiaries of R. R. Donnelley & Sons Company          Place of Incorporation
----------------------------------------------          ----------------------

77 Capital Corporation                                       Delaware

77 Capital Partners L.P.                                     Delaware

Allentown S.H. Leasing Company                               Delaware

C & E Transport, Inc.                                        Delaware

Caslon Incorporated                                          Delaware

Chemical Equipment S.H. Leasing Company                      Delaware

DPA Printing Company, SP. Zo.o.                              Poland

Donnelley Caribbean Graphics, Inc.                           Delaware

Donnelley Satellite Services, Limited                        Delaware

Donnelley Satellite Graphics, Limited                        Delaware

Editorial Lord Cochrane, S.A.                                Chile

European-American Ink Sales Corporation                      Iowa

FFH Corporation                                              Delaware

HCI Holdings                                                 Delaware

Haddon Craftsmen, Inc.                                       Delaware

Heritage Preservation Corporation                            South Carolina

Impresora Donneco Internacional, S.A. de C.V.                Mexico

Kittyhawk S.H. Leasing Company                               Delaware

                                                             Page 2
                                                             Form 10-K
                                                             Year-Ended 12/31/97
                                                             Exhibit 21


Subsidiaries of  R. R. Donnelley & Sons Company         Place of Incorporation
-----------------------------------------------         ----------------------

Housenet, Inc.                                               Maryland

Laboratorio Lito Color S.A. de C.V.                          Mexico

M/B Companies, Inc.                                          Iowa

Mobium Corporation                                           Delaware

Pan Associates L.P.                                          Delaware

R. R. Donnelley Far East, Limited                            Delaware

R. R. Donnelley Deutschland GmbH                             Frankfort

R. R. Donnelley Printing (France) SARL                       France

R. R. Donnelley Financial (Hong Kong) Limited                Hong Kong

R. R. Donnelley Limited                                      United Kingdom

R. R. Donnelley Mendota, Inc.                                Delaware

R. R. Donnelley Marketing Services Group Limited             United Kingdom

R. R. Donnelley Nederland B.V.                               The Netherlands

R. R. Donnelley Norwest Inc.                                 Oregon

R. R. Donnelley Printing Company                             Delaware

R. R. Donnelley Printing Company L.P.                        Delaware

R. R. Donnelley Receivables, Inc.                            Nevada

R. R. Donnelley Sales Corporation                            Barbados

R. R. Donnelley Seymour, Inc.                                New Jersey

R. R. Donnelley U.K. Marketing Services Limited              United Kingdom

                                                             Page 3
                                                             Form 10-K
                                                             Year-Ended 12/31/97
                                                             Exhibit 21


Subsidiaries of R. R. Donnelley & Sons Company          Place of Incorporation
----------------------------------------------          ----------------------

R. R. Donnelley (Chile) Holdings, Inc.                       Delaware

R. R. Donnelley (Europe) Limited                             Delaware

R. R. Donnelley (India) Pvt Ltd                              India

R. R. Donnelley (Santiago) Holdings Inc. y Compania          Chile

R. R. Donnelley (Mauritius) Holdings Ltd                     Mauritius

R. R. Donnelley (Mexico) S.A. de C.V.                        Mexico

R. R. Donnelley (Santiago), Inc.                             Delaware

R. R. Donnelley (U.K.) Limited                               United Kingdom

Shenzhen Donnelley Bright Sun Printing Co.                   Republic of China

Siegwerk Sales & Services L.P.                               Delaware

Wyoming Avenue Holdings, Inc.                                Delaware

Winfield Avenue Holdings, Inc.                               Delaware